Exhibit 99.1
 Preliminary Q4’22 & FY’22 Recap January 13, 2023

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 Agenda  3  Preliminary FY’22 Results  Opening Remarks  Preliminary Q4’22  Preliminary H2’22   Preliminary FY’22  Normalized FY’22  FX Update

 Opening Remarks   4  Summary Highlights:  Preliminary Q4’22 Net Sales in-line with the PF F8 forecast that was previously disclosed in the Company's Current Report on Form 8-K dated December 19, 2022 (“PF F8 Forecast”)   Preliminary Q4’22, H2’22, and FY’22 were all favorable to the PF F8 Forecast  Expense levels remain at favorable levels and continue to be managed closely to ensure efficiency  Focused brand support has contributed to continued US market share gains   While not yet fully recovered, post-filing efforts to stabilize and unlock the supply chain have led to improved production levels at manufacturing facilities and improved fill rates across key brands

 Opening Remarks   5  Summary Challenges:  Despite supply chain improvements, certain brands are still being impacted by vendor specific constraints that are likely to continue into Q1’23 with efforts underway to alleviate  While the recent loosening of travel restrictions in China should have a positive overall impact on the long-term business plan, the recent and significant COVID-19 outbreaks in China are likely to be disruptive with respect to near-term results

 Preliminary Q4’22 Bridges Relative to PF F8  6  Preliminary Q4’22 Gross Sales Relative to PF F8  (Unless otherwise noted, USD in millions at FY’22 Budget F/X Rates based on 6/30/21 spot)  Preliminary Q4’22 Recurring EBITDA Relative to PF F8  Gross sales for Q4 marginally unfavorable to FY’22 PF F8 (~1.7%)  Net sales for Q4 marginally unfavorable to FY’22 PF F8 (~0.6%)

 Preliminary Q4’22 Bridges Relative to PF F8  6  Preliminary Q4’22 Gross Sales Relative to PF F8  (Unless otherwise noted, USD in millions at FY’22 Budget F/X Rates based on 6/30/21 spot)  Preliminary Q4’22 Recurring EBITDA Relative to PF F8  Gross sales for Q4 marginally unfavorable to FY’22 PF F8 (~1.7%)  Net sales for Q4 marginally unfavorable to FY’22 PF F8 (~0.6%)

 Financials

 Q4’22 Variance (at ’22 Budget FX Rates)  Preliminary Q4’22   8  (Unless otherwise noted, USD in millions at FY’22 Budget F/X Rates based on 6/30/21 spot)

 H2’22 Variance (at ’22 Budget FX Rates)  Preliminary H2’22  9  (Unless otherwise noted, USD in millions at FY’22 Budget F/X Rates based on 6/30/21 spot)

 FY’22 Variance (at ’22 Budget FX Rates)  Preliminary FY’22  10  Reflects FX adjustment from 2023 Budget FX Rates as of 6/30/22 to 9/30/22 Spot FX Rates  Adjusted Recurring EBITDA for FY22 PF F8 reflects reported FX rates for Jan’22 - Aug’22 and estimated spot rates for Sep’22 – Dec’22 (i.e., 8+4 forecast)  (Unless otherwise noted, USD in millions at FY’22 Budget F/X Rates based on 6/30/21 spot)

 Normalized FY’22

 Normalized 2022 Financial Profile  12  (1)  (1)  Source: Internal management projections  Projection as of mid-October Business Plan (forecast was published in the December 19, 2022 8-K)  Impact of OTIF discounts from unfulfilled orders  Adjustments for one-time true-up and reversal of activity relating to 2021 in returns, discounts & allowances and COGS  Reflects increased air freight costs incurred to ensure order fulfillment given supply chain challenges  Estimate of gross sales lost due to fill rate issues. Assumes the same Gross to Net % and Gross Contribution Margin % by brand as 2022 PF F8; Potential margin improvement from reduction of unabsorbed overhead has not been quantified in the adjustment above and would be incremental to the numbers presented herein  Assuming normalized supply chain operations and fill rates, management would expect Normalized PF F8 FY 2022 EBITDA to have been $299MM  (1)  (2)  (3)  (4)  (5)  (Unless otherwise noted, USD in millions at FY’23 Budget F/X Rates based on 6/30/22 spot)

 Adjustments to 2022 PF F8  13  (1)  (1)  Adjustments to Pro Forma F8  (1) OTIF:  Impact of OTIF discounts from unfulfilled orders  (2) One-Time:   Adjustments for one-time true-up and reversal of activity relating to 2021 in returns, discounts & allowances and COGS  (3) Freight:  Reflects increased air freight costs incurred to ensure order fulfillment given supply chain challenges  (4) Fill Rates:  Estimate of gross sales lost due to fill rate issues  Projection as of mid-October Business Plan (forecast was published in the December 19, 2022 8-K)  Fill Rate adjustment assumes the same Gross to Net % and Gross Contribution Margin % by brand as 2022 PF F8; Potential margin improvement from reduction of unabsorbed overhead has not been quantified in the adjustment above and would be incremental to the numbers presented herein  Normalized 2022 PF F8 reflects adjustments to PF F8 2022 EBITDA; specific adjustments were made only for the items mentioned herein  (Unless otherwise noted, USD in millions at FY’23 Budget F/X Rates based on 6/30/22 spot)

 FX Update

 Preliminary FY’23 FX Update  15  (Unless otherwise noted, USD in millions at FY’23 Budget F/X Rates based on 6/30/22 spot)  Preliminary FX Change by Year  Revlon’s key non-USD currencies have materially strengthened against the USD from 9/30/22 to 12/31/22 resulting in an expected annual FX improvement of ~$22MM-$27MM through preliminary FY’26  The primary driver of the improvement was the Euro which strengthened 9.2% resulting in an expected annual ~$9MM improvement in preliminary FY’23 (increasing thereafter)  June 30th, 2022 spot rates   Transactional COGS FX impact quantified by local markets; represents risk from COGS purchasing in USD but selling in local currency (non-USD); a majority of Revlon's production occurs in the two United States facilities  FX Rate Variance (FC/USD)  Commentary  Preliminary FY’23 FX by Currency

 Total Company: Non-GAAP Reconciliation   16  (USD in millions)  Reflects FX adjustment from 2023 Budget FX Rates as of 6/30/22 to 9/30/22 Spot FX Rates  Adjusted Recurring EBITDA for FY22 PF F8 reflects reported FX rates for Jan’22 - Aug’22 and estimated spot rates for Sep’22 – Dec’22 (i.e., 8+4 forecast)